Oct. 24, 2016

PIMCO Funds
Supplement Dated October 24, 2016 to the
Short Duration Strategy Funds Prospectus, dated July 29, 2016, as supplemented from time to time (the "Prospectus")
Disclosure Related to the PIMCO Government Money Market Fund (the "Fund")
Effective immediately, the "Principal Investment Strategies" section of the Fund's Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
The Fund's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.
In addition, effective immediately, "Reverse Repurchase Agreements and Other Borrowings Risk" is deleted from the "Principal Risks" section of the Fund's Fund Summary and from the "Description of Principal Risks" section of the Prospectus.